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                                                                   EXHIBIT 99.2H

                Cohen & Steers Worldwide Realty Income Fund, Inc.

                            Auction Preferred Shares

                           Par Value $0.001 Per Share

                             UNDERWRITING AGREEMENT

                                        , 2005



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                             UNDERWRITING AGREEMENT

                                                                          , 2005

UBS Securities LLC
Merrill Lynch, Pierce, Fenner & Smith
   Incorporated
Deutsche Bank Securities Inc.
Legg Mason Wood Walker, Incorporated
as Representatives

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

          Cohen & Steers Worldwide Realty Income Fund, Inc., a Maryland corporation (the "Fund"), proposes to issue and sell to the underwriters named
in Schedule A annexed hereto (the "Underwriters") an aggregate of [           ]
preferred shares of beneficial interest of the Fund, par value $0.001 per share, designated Series [ ] Auction Preferred Shares, with a liquidation preference of $25,000 per share and [ ] preferred shares of beneficial interest of the Fund, par value $0.001 per share, designated Series [ ] Auction Preferred Shares, with a liquidation preference of $25,000 per share (collectively, the "APS").

          The Fund has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Securities Act"), and with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively called the "Investment Company Act"), with the Securities and Exchange Commission (the "Commission"), a registration statement on Form N-2 (File Nos. 333-123561 and 811-21595), including a prospectus and a statement of additional information, relating to the APS. The Fund has furnished to the Representatives, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (including a preliminary statement of additional information) (each thereof, including such preliminary statement of additional information, being herein called a "Preliminary Prospectus") relating to the APS. Except where the context otherwise requires, the registration statement, as amended when it becomes effective (the "Effective Date"), including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 497 under the Securities Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act is herein called the "Registration Statement", and the prospectus (including the statement of additional information), in the form filed by the Fund with the Commission pursuant to Rule 497 under the Securities Act or, if no such filing is required, the form of final prospectus (including the form of final statement of additional information) included in the Registration Statement at the time it became effective, is herein called the "Prospectus." In addition, the Fund has filed a Notification of Registration on Form N-8A (the "Notification") pursuant to Section 8 of the Investment Company Act. UBS Securities LLC ("UBS Securities" or the "Managing Representative") will act as managing representative for the Underwriters.

          Cohen & Steers Capital Management, Inc., a New York corporation ("Cohen & Steers" or the "Investment Manager") acts as the Fund's investment manager pursuant to an Investment Management Agreement by and between the Fund and the Investment Manager, dated as of February 22, 2005 (the "Investment Management Agreement"). Houlihan Rovers S.A. (the "Subadvisor" and together with the



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Investment Manager, the "Advisers") acts as the Fund's Subadvisor pursuant to a
Sub-Advisory Agreement between the Investment Manager and the Subadvisor, dated as of February 22, 2005 (the "Sub-Advisory Agreement"). State Street Bank
and Trust Company acts as the custodian (the "Custodian") of the Fund's cash and portfolio assets pursuant to a Custodian Agreement, dated as of March 9, 2001 and effective with respect to the Fund as of February 18, 2005 (the "Custodian Agreement"). The Bank of New York acts as the Fund's transfer agent, dividend disbursing agent and registrar with respect to the common shares of the Fund (the "Transfer Agent") pursuant to a Transfer Agency Services Agreement, dated as of March 10, 2005 (the "Transfer Agency Agreement"). The Investment Manager will act as the administrator of the Fund pursuant to an Administration Agreement, dated as of February 22, 2005 (the "Administration Agreement"). State Street Bank and Trust Company will act as the sub-administrator of the Fund pursuant to a Sub-Administration Agreement, dated as of February 18, 2005 (the "Sub-Administration Agreement"). The Bank of New York will act as the Fund's auction agent (the "Auction Agent") for the APS pursuant to an Auction Agency Agreement, dated as of [ ], 2005 (the "Auction Agency Agreement"). The Fund will
enter into a Letter of Representations, dated as of [          ], 2005, with the
Depository Trust Company (the "DTC Notice").

          The Fund, the Investment Manager, the Subadvisor and the Underwriters agree as follows:

          1. Sale and Purchase. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Fund agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Fund the aggregate number of APS set forth opposite the name of such Underwriter in Schedule A attached hereto in each case at a purchase price per APS of $24,750. The Fund is advised that the Underwriters intend (i) to make a public offering of their respective portions of the APS as soon after the Effective Date as is advisable and (ii) initially to offer the APS upon the terms set forth in the Prospectus. The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as they may determine.

          2. Payment and Delivery. Payment of the purchase price for the APS shall be made by the Underwriters to the Fund by Federal Funds wire transfer, against delivery of the certificates for the APS to the Representatives through the facilities of the Depository Trust Company for the respective accounts of the Underwriters. Such payment and delivery shall be made at a time mutually agreed upon by the parties on the [third] business day following the date of this Underwriting Agreement (unless another date shall be agreed to by the Representatives and the Fund). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Time of Purchase."

          A certificate in definitive form representing the APS registered in the name of Cede & Co., as nominee for DTC, shall be delivered by or on behalf of the Fund to DTC for the account of the Underwriters.

          3. Representations and Warranties of the Fund and the Investment Manager. Each of the Fund and the Investment Manager jointly and severally represents and warrants to each Underwriter as follows:

               (a) On (i) the Effective Date and the date on which the Prospectus is first filed with the Commission pursuant to Rule 497(b),
          (h) or (j) under the Securities Act, as the case may be, (ii) the date on which any post-effective amendment to the Registration Statement (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the APS is completed) became or becomes effective or any amendment or supplement to the Prospectus was

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          or is filed with the Commission and (iii) the Closing Date, the
          Registration Statement, the Prospectus and any such amendment or supplement thereto and the Notification complied or will comply in all material respects with the requirements of the Securities Act and the Investment Company Act, as the case may be. On the Effective Date and on the date that any post-effective amendment to the Registration Statement (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the APS is completed) became or becomes effective, neither the Registration Statement nor any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it not misleading. Except as permitted under Rule 430A under the Securities Act (and other applicable rules under Regulation C under
          the Securities Act), the Preliminary Prospectus dated [    ], 2005 did
          not, as of such date, contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading. At the Effective Date and, if applicable, the date the Prospectus or any amendment or supplement to the Prospectus was or is filed with the Commission and at the Closing Date, the Prospectus did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading. The foregoing representations in this Section 3(a) do not apply to statements or omissions relating to the Underwriters made in reliance on and in conformity with information furnished in writing to the Fund by the Underwriters expressly for use in the Registration Statement, the Prospectus or any amendments or supplements thereto, as described in Section 9(f) hereof.

               (b) The Fund has been duly formed, is a validly existing corporation under the laws of the State of Maryland, with full power and authority to conduct all the activities conducted by it, to own or lease all assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and the Fund is duly licensed and qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the Fund, and the Fund owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Prospectus. The Fund has no subsidiaries.

               (c) The capitalization of the Fund is as set forth in the Registration Statement and the Prospectus. The common shares of beneficial interest of the Fund, par value $0.001 per share (the "Common Shares"), and the APS conform in all material respects to the description of them in the Prospectus. All the outstanding Common Shares have been duly authorized and are validly issued, fully paid and nonassessable. The APS to be issued and delivered to and paid for by the Underwriters in accordance with this Underwriting Agreement against payment therefor as provided by this Underwriting Agreement have been duly authorized and when issued and delivered to the Underwriters will have been validly issued and will be fully paid and nonassessable. No person is entitled to any preemptive or other similar rights with respect to the issuance of the APS.

               (d) The Fund is duly registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company, and, subject to the filing of any final amendment to the Registration Statement (a "Final Amendment"), if not already filed, all action under the Securities Act and the Investment Company Act, as the case may be,

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          necessary to make the public offering and consummate the sale of the
          APS as provided in this Underwriting Agreement has or will have been taken by the Fund.

               (e) The Fund has full power and authority to enter into each of this Underwriting Agreement, the Investment Management Agreement, the Sub-Advisory Agreement, the Administration Agreement, the Custodian Agreement, the Sub-Administration Agreement, the Transfer Agency Agreement, the Auction Agency Agreement and the DTC Notice (collectively, the "Fund Agreements") and to perform all of the terms and provisions hereof and thereof to be carried out by it and (i) each Fund Agreement has been duly authorized, executed and delivered by or on behalf of the Fund, (ii) each Fund Agreement does not violate any of the applicable provisions of the Investment Company Act or the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (collectively called the "Advisers Act"), as the case may be, and (iii) assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable in accordance with its terms, (A) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (B) except as rights to indemnity thereunder may be limited by federal or state securities laws.

               (f) None of (i) the execution and delivery by the Fund of the Fund Agreements, (ii) the issue and sale by the Fund of the APS as contemplated by this Underwriting Agreement and (iii) the performance by the Fund of its obligations under any of the Fund Agreements or consummation by the Fund of the other transactions contemplated by the Fund Agreements conflicts with or will conflict with, or results or will result in a breach of, or a default under, the Articles of Incorporation of the Fund, as amended through the date hereof (the "Articles of Incorporation"), and the Amended and Restated Bylaws of the Fund (the "Bylaws"), or any agreement or instrument to which the Fund is a party or by which the Fund or its property is bound or affected, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Fund, other than state securities or "blue sky" laws applicable in connection with the purchase and distribution of the APS by the Underwriters pursuant to this Underwriting Agreement.

               (g) No person has any right to the registration of any securities of the Fund because of the filing of the registration statement.

               (h) No consent, approval, authorization or order of any court or governmental agency or body or securities exchange or association, whether foreign or domestic, is required by the Fund for the consummation by the Fund of the transactions to be performed by the Fund or the performance by the Fund of all of its obligations hereunder, except such as (i) have been obtained under the Securities Act, the Investment Company Act or the Advisers Act, and (ii) may be required by the New York Stock Exchange or under state securities or "blue sky" laws, in connection with the purchase and distribution of the APS by the Underwriters pursuant to this Underwriting Agreement.

               (i) PricewaterhouseCoopers LLP, whose report appears in the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Investment Company Act.

               (j) The statement of assets and liabilities included in the Registration Statement and the Prospectus presents fairly in all material respects, in accordance with generally accepted

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          accounting principles in the United States applied on a consistent basis, the financial position of the Fund as of the date indicated.

               (k) The Fund will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
          (iv) the recorded accountability for assets is compared with existing assets through an asset reconciliation procedure or otherwise at reasonable intervals and appropriate action is taken with respect to any differences.

               (l) Since the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, business affairs or business of the Fund, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Fund other than those in the ordinary course of its business and (iii) there has been no dividend or distribution of any kind declared, paid or made on any class of its capital shares.

               (m) There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending, or, to the knowledge of the Fund, threatened against or affecting the Fund, which is of a character required to be described in the Registration Statement or the Prospectus; and there are no contracts, franchises or other documents that are of a character required to be described in, or that are required to be filed as exhibits to, the Registration Statement that have not been described or filed as required. There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending, or, to the knowledge of the Fund, threatened against or affecting the Fund, which other than those that, if determined adversely to the Fund, would have a material adverse effect.

               (n) The Fund intends to direct the investment of the proceeds of the offering of the APS in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

               (o) The Common Shares are listed on the New York Stock Exchange.

               (p) The APS have been, or prior to the Closing Date will be, assigned a rating of Aaa/AAA by any two of Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings, Inc. ("Fitch") and Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P").

               (q) No advertising, sales literature or other promotional materials (excluding road show slides or road show tapes) were authorized or prepared by or on behalf of the Fund, the Investment Manager, the Subadvisor or any representative thereof for use in connection with the public offering or sale of the APS (collectively referred to as the "Sales Materials"); any road show slides or road show tapes complied and comply in all material respects with the applicable requirements of the Securities Act and the rules and interpretations of the NASD, Inc.; and no broker kits, road show slides, road show tapes or sales materials authorized or prepared by the Fund or authorized in writing or prepared on behalf of the Fund by the Investment Manager or the Subadvisor or their counsel for use in connection with the public offering of the APS contains an

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          untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          In addition, any certificate signed by any officer of the Fund and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the APS shall be deemed to be a representation and warranty by the Fund as to matters covered thereby, to each Underwriter.

          4. Representations and Warranties of the Investment Manager and the Subadvisor. Each of the Investment Manager and the Subadvisor represents to each Underwriter as follows:

               (a) Such Adviser has been duly formed, is validly existing as a corporation under the laws of the State of New York, in the case of the Investment Manager, or as a limited liability company under the laws of Belgium, in the case of the Subadvisor, with full power and authority to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and such Adviser is duly licensed and qualified to do business and in good standing in each jurisdiction in which it is required to be so qualified, except to the extent that failure to be so qualified or be in good standing would not have a material adverse effect on such Adviser's ability to perform its obligations under this Agreement, the Investment Management Agreement and the Sub-Advisory Agreement to which it is a party; and such Adviser owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Registration Statement and the Prospectus.

               (b) Such Adviser is (i) duly registered as an investment adviser under the Advisers Act and (ii) not prohibited by the Advisers Act or the Investment Company Act from acting as the investment adviser for the Fund as contemplated by the Investment Management Agreement, the Sub-Advisory Agreement, the Registration Statement and the Prospectus.

               (c) Such Adviser has full power and authority to enter into each of this Underwriting Agreement, the Investment Management Agreement, the Sub-Advisory Agreement, the Administration Agreement, and the Sub-Administration Agreement to which such Adviser is a party (collectively, the "Adviser Agreements"), and to carry out all the terms and provisions hereof and thereof to be carried out by it; and each Adviser Agreement has been duly and validly authorized, executed and delivered by such Adviser; none of the Adviser Agreements violate any of the applicable provisions of the Investment Company Act or the Advisers Act; and assuming due authorization, execution and delivery by the other parties thereto, each Adviser Agreement constitutes a legal, valid and binding obligation of such Adviser, enforceable in accordance with its terms, (i) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) except as rights to indemnity thereunder may be limited by federal or state securities laws.

               (d) Neither (i) the execution and delivery by such Adviser of any Adviser Agreement nor (ii) the consummation by such Adviser of the transactions contemplated by, or the performance of its obligations under, any Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, the Articles of Incorporation or By-Laws of such Adviser or any agreement or instrument to which such Adviser is a party or by which such Adviser is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to such Adviser.

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               (e) No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by such Adviser of its obligations under, any Adviser Agreement, as the case may be, except such as (i) have been obtained under the Securities Act, the Investment Company Act or the Advisers Act, and (ii) may be required by the New York Stock Exchange or under state securities or "blue sky" laws, in connection with the purchase and distribution of the APS by the Underwriters pursuant to this Underwriting Agreement.

               (f) The description of such Adviser and its business, and the statements attributable to such Adviser in the Registration Statement and the Prospectus, comply with the requirements of the Securities Act and the Investment Company Act and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

               (g) Except as disclosed, there is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to the knowledge of such Adviser, threatened against or affecting such Adviser of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of such Adviser or the ability of such Adviser to fulfill its respective obligations under any Adviser Agreement.

               (h) Neither the Fund nor the Advisers have made available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means with respect to the offering contemplated by this Agreement.

          In addition, any certificate signed by any officer of the Investment Manager or the Subadvisor and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Investment Manager or the Subadvisor, as applicable, as to matters covered thereby, to each Underwriter.

          5. Agreements of the Parties.

               (a) If the registration statement relating to the APS has not yet become effective, the Fund will promptly file a Final Amendment, if not previously filed, with the Commission, and will use its best efforts to cause such registration statement to become effective and, as soon as the Fund is advised, will advise the Managing Representative when the Registration Statement or any amendment thereto has become effective. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A under the Securities Act, the Fund will file a 430A Prospectus pursuant to Rule 497(h) under the Securities Act as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the APS or the date the Prospectus is first used after the Effective Date. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus pursuant to Rule 497(b) or a certification pursuant to Rule 497(j) under the Securities Act as promptly as practicable, but no later than the fifth business day following the date of the later of the Effective Date or the commencement of the public offering of the APS after the Effective Date. In either case, the Fund will provide the Managing Representative satisfactory evidence of the filing. The Fund will not file with the Commission

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          any Prospectus or any other amendment (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which distribution of the APS is completed) or supplement to the Registration Statement or the Prospectus unless a copy has first been submitted to the Managing Representative a reasonable time before its filing and the Managing Representative has not objected to it in writing within a reasonable time after receiving the copy.

               (b) For the period of one year from the date hereof, the Fund will advise the Managing Representative promptly (i) of the issuance by the Commission of any order in respect of the Fund, the Investment Manager or the Subadvisor, which relates to the Fund, or which relates to any material arrangements or proposed material arrangements involving the Fund, the Investment Manager or the Subadvisor, (ii) of the initiation or threatening of any proceedings for, or receipt by the Fund of any notice with respect to, any suspension of the qualification of the APS for sale in any jurisdiction or the issuance of any order by the Commission suspending the effectiveness of the Registration Statement, (iii) of receipt by the Fund, or any representative or attorney of the Fund, of any other communication from the Commission relating in any material way to the Fund, the Registration Statement, the Notification, any Preliminary Prospectus, the Prospectus or to the transactions contemplated by this Underwriting Agreement and (iv) the issuance by any court, regulatory body, administrative agency or other governmental agency or body, whether foreign or domestic, of any order, ruling or decree, or the threat to initiate any proceedings with respect thereto, regarding the Fund, which relates in any material way to the Fund or any material arrangements or proposed material arrangements involving the Fund. The Fund will make every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Registration Statement and, if any such order is issued, to obtain its lifting as soon as possible.

               (c) If not delivered prior to the date of this Underwriting Agreement, the Fund will deliver to the Managing Representative, without charge, a signed copy of the Registration Statement and the Notification and of any amendments (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the APS is completed) to either the Registration Statement or the Notification (including all exhibits filed with any such document) and as many conformed copies of the Registration Statement and any amendments thereto (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or
          (y) the date on which the distribution of the APS is completed) (excluding exhibits) as the Managing Representative may reasonably request.

               (d) During such period as a prospectus is required by law to be delivered by an underwriter or a dealer, the Fund will deliver, without charge, to the Representatives, the Underwriters and any dealers, at such office or offices as the Representatives may designate, as many copies of the Prospectus as the Representatives may reasonably request, and, if any event occurs during such period as a result of which it is necessary to amend or supplement the Prospectus, in order to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect, or if during such period it is necessary to amend or supplement the Prospectus to comply with the Securities Act or the Investment Company Act, the Fund promptly will prepare, submit to the Managing Representative, file with the Commission and deliver, without charge, to the Underwriters and to dealers (whose names and addresses the Managing Representative will furnish to the Fund) to whom APS may have been sold by the Underwriters, and to other dealers on request, amendments or supplements to the Prospectus so that the statements in such Prospectus, as so amended or supplemented, will not, in light of the circumstances under which they were made, be misleading in any material respect and will comply with the Securities Act and the Investment Company Act. Delivery by the Underwriters of any such amendments or supplements to the Prospectus will not constitute a waiver of any of the conditions in Section 6 hereof.

               (e) The Fund will make generally available to holders of the Fund's securities, as soon as practicable but in no event later than the last day of the 18th full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement, if applicable, satisfying the provisions of the last paragraph of Section 11(a) of the Securities Act and, at the option of the Fund, Rule 158 under the Securities Act.

               (f) The Fund will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Fund's counsel and accountants in connection with the registration of the APS and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or reproducing this Underwriting Agreement and any other documents in connection with the offering, purchase, sale and delivery of the APS (including advertising expenses of the Underwriters, if any); (iii) the cost of preparing share certificates; (iv) the expenses (including, but not limited to, travel, hotels and other accommodations) incurred by the Fund's directors, officers, employees and other personnel in connection with meetings held with registered brokers in connection with the offering of the APS, the preparing to market and the marketing of the APS; (v) any fees charged by securities rating services for rating the APS; (vi) the fees and expenses of the DTC and its nominee, the Custodian and the Auction Agent; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for. It is understood, however, that, except as provided in this Section 5 and Section 7 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and stock transfer taxes, if any, on resale of any of the APS by them, except any advertising expenses connected with any offers they may make.

               (g) If the transactions contemplated by this Underwriting Agreement are not consummated, except as otherwise provided herein, no party will be under any liability to any other party, except that (i) if this Underwriting Agreement is terminated by (x) the Fund, the Investment Manager or the Subadvisor pursuant to any of the provisions hereof or (y) by the Representatives or the Underwriters because of any inability, failure or refusal on the part of the Fund, the Investment Manager or the Subadvisor to comply with any material terms or because any of the conditions in Section 6 are not satisfied, the Investment Manager or the Subadvisor or such Adviser's affiliates and the Fund, jointly and severally, will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees, disbursements and other charges of their counsel) reasonably incurred by them in connection with the proposed purchase and sale of the APS and (ii) no Underwriter who has failed or refused to purchase the APS agreed to be purchased by it under this Underwriting Agreement, in breach of its obligations pursuant to this Underwriting Agreement, will be relieved of liability to the Fund, the Investment Manager, the Subadvisor and the other Underwriters for damages occasioned by its default.

               (h) Without the prior written consent of the Managing Representative, the Fund will not offer, sell or register with the Commission, or announce an offering of, any equity securities of the Fund, within 180 days after the Effective Date, except for the APS as described in the Prospectus and any issuance of Common Shares pursuant to the dividend reinvestment plan established by the Fund.

               (i) The Fund will direct the investment of the net proceeds of the offering of the APS in such a manner as to comply with the investment objectives and policies of the Fund as described in the Prospectus.

               (j) No later than the Closing Date, the Underwriters will provide, and will cause any selling group member to whom they have sold APS to provide, the Auction Agent with a list of the record names of the persons to whom they have sold APS, the number of APS sold to each such person, and the number of APS they are holding as of the Closing Date; provided that in lieu thereof, an Underwriter may provide the Auction Agent with a list indicating itself as the sole holder of all the APS sold by such Underwriter.

          6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase the APS are subject to the accuracy on the date of this Underwriting Agreement, and on the Closing Date, of the representations of the Fund, the Investment Manager and the Subadvisor in this Underwriting Agreement, to the accuracy and completeness of all material statements made by the Fund, the Investment Manager or the Subadvisor or any of their respective officers in any certificate delivered to the Managing Representative or its counsel pursuant to this Underwriting Agreement, to the performance by the Fund, the Investment Manager and the Subadvisor of their respective obligations under this Underwriting Agreement and to each of the following additional conditions:

               (a) The Registration Statement must have become effective by 5:30 p.m., New York City time, on the date of this Underwriting Agreement or such later date and time as the Managing Representative consents to in writing. The Prospectus must have been filed in accordance with Rule 497(b) or (h) or a certificate must have been filed in accordance with Rule 497(j), as the case may be, under the Securities Act.

               (b) No order suspending the effectiveness of the Registration Statement may be in effect and no proceedings for such purpose may be pending before or, to the knowledge of counsel to the Underwriters, threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) must be complied with or waived to the reasonable satisfaction of the Managing Representative.

               (c) Since the dates as of which information is given in the Registration Statement and the Prospectus, (i) there must not have been any material change in the terms of the Common Shares, the APS or the liabilities of the Fund except as set forth in or contemplated by the Prospectus; (ii) there must not have been any material adverse change in the general affairs, prospects, management, business, financial condition or results of operations of the Fund, the Investment Manager or the Subadvisor whether or not arising from transactions in the ordinary course of business as set forth in or contemplated by the Prospectus which in the judgment of the Managing Representative would materially adversely affect the market for the APS; (iii) the Fund must not have sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree, whether foreign or domestic, or from any other occurrence not described in the Registration Statement and Prospectus; and (iv) there must not have occurred any event that makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or Prospectus or that is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements or information therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading in any material respect; if, in the judgment of the Managing Representative, any such development referred to in clause
          (i), (ii), (iii) or (iv) of this paragraph (c) makes it impracticable or inadvisable to consummate the sale and delivery of the Shares pursuant to this Underwriting Agreement by the Underwriters, at the initial public offering price of the Shares.

               (d) The Managing Representative must have received on the Closing Date a certificate, dated such date, of the President or a Vice-President and the chief financial or accounting officer of each of the Fund, the Investment Manager and the Subadvisor certifying (in their capacity as such officers and, with respect to clauses (ii),
          (iii) and (vi) below, on behalf of the Fund and such Adviser, as the case may be) that (i) the signers have carefully examined the Registration Statement, the Prospectus, and this Underwriting Agreement, (ii) the representations of the Fund (with respect to the certificates from such Fund officers), the representations of the Investment Manager (with respect to the certificates from such officers of the Investment Manager) and the representations of the Subadvisor (with respect to the certificates from such officers of the Subadvisor) in this Underwriting Agreement are accurate on and as of the date of the certificate, (iii) there has not been any material adverse change in the general affairs, prospects, management, business, financial condition or results of operations of the Fund (with respect to the certificates from such Fund officers), the Investment Manager (with respect to the certificates from such officers of the Investment Manager) or the Subadvisor (with respect to the certificates from such officers of the Subadvisor), which change would materially and adversely affect the ability of the Fund, the Investment Manager or the Subadvisor, as the case may be, to fulfill its obligations under this Underwriting Agreement, the Investment Management Agreement (with respect to the certificates from such officers of the Investment Manager) or the Sub-Advisory Agreement (with respect to the certificates from such officers of the Subadvisor), whether or not arising from transactions in the ordinary course of business, (iv) with respect to the Fund only, to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement, prohibiting the sale of any of the APS or otherwise having a material adverse effect on the Fund has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any other regulatory body, whether foreign or domestic, (v) to the knowledge of the officers of each of the Investment Manager and the Subadvisor, after reasonable investigation, no order having a material adverse effect on the ability of such Adviser to fulfill its obligations under this Underwriting Agreement, the Investment Management Agreement or the Sub-Advisory Agreement (with respect to the certificates from such officers of the Investment Manager) and this Underwriting Agreement or the Sub-Advisory Agreement (with respect to the certificates from such officers of the Subadvisor), as the case may be, has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any other regulatory body, whether foreign or domestic, and (vi) each of the Fund (with respect to the certificates from such Fund officers), the Investment Manager (with respect to the certificates from such officers of the Investment Manager) and the Subadvisor (with respect to the certificates from such officers of the Subadvisor) has performed all of its respective agreements that this Underwriting Agreement requires it to perform by the Closing Date (to the extent not waived in writing by the Managing Representative).

               (e) The Managing Representative must have received on the Closing Date the opinions, dated the Closing Date, substantially in the form of Schedules B, C and D to this Underwriting Agreement from the counsel identified in each such Schedule.

               (f) The Managing Representative must have received on the Closing Date from Clifford Chance US LLP an opinion, dated the Closing Date, with respect to the Fund, the APS, the Registration Statement and the Prospectus, this Underwriting Agreement and the form and sufficiency of all proceedings taken in connection with the sale and delivery of the APS. Such opinion and proceedings shall fulfill the requirements of this Section 6(f) only if such opinion and proceedings are satisfactory in all respects to the Managing Representative. The Fund, the Investment Manager and the Subadvisor must have furnished to such counsel such documents as counsel may reasonably request for the purpose of enabling them to render such opinion.

               (g) The Managing Representative must have received on the date this Underwriting Agreement is signed and delivered by you a signed letter, dated such date, substantially in the form of Schedule E to this Underwriting Agreement from the independent registered public accounting firm designated in such Schedule. The Managing Representative also must have received on the Closing Date a signed letter from the independent registered public accounting firm, dated as of the Closing Date, confirming on the basis of a review in accordance with the procedures set forth in their earlier letter that nothing has come to their attention during the period from a date not more than five business days before the date of this Underwriting Agreement, specified in the letter, to a date not more than five business days before the Closing Date, that would require any change in their letter referred to in the foregoing sentence.

               (h) The APS shall have been accorded a rating of Aaa/AAA by any two of Moody's, Fitch and S&P. Letters to such effect, dated on or before the Closing Date, shall have been delivered to the Managing Representative.

               (i) As of the Closing Date, and assuming the receipt of the net proceeds from the sale of the APS, the Investment Company Act Preferred Shares Asset Coverage and the APS Basic Maintenance Amount (each as defined in the Prospectus) each will be met.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Underwriting Agreement will comply only if they are in form and scope reasonably satisfactory to counsel for the Underwriters, provided that any such documents, forms of which are annexed hereto, shall be deemed satisfactory to such counsel if substantially in such form.

          7. Termination. This Underwriting Agreement may be terminated by the Managing Representative by notifying the Fund at any time:

               (a) before the later of the effectiveness of the Registration Statement and the time when any of the APS are first generally offered pursuant to this Underwriting Agreement by the Managing Representative to dealers by letter or telegram;

               (b) at or before the Closing Date if, in the sole judgment of the Managing Representative, payment for and delivery of any APS is rendered impracticable or inadvisable because (i) trading in the APS or the equity securities of the Fund is suspended by the Commission or by the principal exchange that lists the Common Shares, (ii) trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, (iii) additional material governmental restrictions, not in force on the date of this Underwriting Agreement, have been imposed upon trading in securities or trading has been suspended on any U.S. securities exchange, (iv) a general banking moratorium has been established by U.S. federal or New York authorities or (v) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity, terrorist activity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Managing Representative, impracticable or inadvisable to market the APS on the terms and in the manner contemplated by the Prospectus; or

               (c) at or before the Closing Date, if any of the conditions specified in Section 6 have not been fulfilled when and as required by this Underwriting Agreement.

          8. Substitution of Underwriters. If one or more of the Underwriters fails (other than for a reason sufficient to justify the termination of this Underwriting Agreement) to purchase on the Closing Date the APS agreed to be purchased on the Closing Date by such Underwriter or Underwriters, the Managing Representative may find one or more substitute underwriters to purchase such APS or make such other arrangements as the Managing Representative deems advisable, or one or more of the remaining Underwriters may agree to purchase such APS in such proportions as may be approved by the Managing Representative, in each case upon the terms set forth in this Underwriting Agreement. If no such arrangements have been made within 24 hours after the Closing Date, and

               (a) the number of APS to be purchased by the defaulting Underwriters on the Closing Date does not exceed 10% of the APS that the Underwriters are obligated to purchase on such Closing Date, each of the nondefaulting Underwriters will be obligated, severally and not jointly, to purchase such APS on the terms set forth in this Underwriting Agreement in proportion to their respective obligations under this Underwriting Agreement, or

               (b) the number of APS to be purchased by the defaulting Underwriters on the Closing Date exceeds 10% of the APS to be purchased by all the Underwriters on the Closing Date, the Fund will be entitled to an additional period of 24 hours within which to find one or more substitute underwriters reasonably satisfactory to the Managing Representative to purchase such APS on the terms set forth in this Underwriting Agreement.

          Upon the occurrence of the circumstances described in the foregoing paragraph (b), either the Managing Representative or the Fund will have the right to postpone the Closing Date for not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or the Prospectus) may be effected by the Managing Representative and the Fund. If the number of APS to be purchased on the Closing Date by such defaulting Underwriter or Underwriters exceeds 10% of the APS that the Underwriters are obligated to purchase on the Closing Date, and none of the nondefaulting Underwriters or the Fund makes arrangements pursuant to this Section within the period stated for the purchase of the APS that the defaulting Underwriters agreed to purchase, this Underwriting Agreement will terminate without liability on the part of any nondefaulting Underwriter, the Fund, the Investment Manager or the Subadvisor, except as provided in Sections 5(g) and 9 hereof. Any action taken under this Section will not affect the liability of any defaulting Underwriter to the Fund, the Investment Manager or the Subadvisor or to any nondefaulting Underwriters arising out of such default. A substitute underwriter will become an Underwriter for all purposes of this Underwriting Agreement.

          9. Indemnity and Contribution.

               (a) Each of the Fund and the Investment Manager, jointly and severally, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and their successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or in a Prospectus (the term "Prospectus" for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the sales materials, the Prospectus and the Prospectus as amended or supplemented by the Fund), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter to the Fund or the Investment Manager expressly for use with reference to any Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading, provided, however, that the indemnity agreement contained in this subsection (a) with respect to any Preliminary Prospectus or amended Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, damage, expense, liability or claim purchased the APS which is the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such APS to such person, unless the failure is the result of noncompliance by the Fund with Section 5(d) hereof.

          If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Fund or the Investment Manager pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Fund or the Investment Manager in writing of the institution of such Proceeding and the Fund or the Investment Manager shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all reasonable fees and expenses; provided, however, that the omission to so notify the Fund or the Investment Manager shall not relieve the Fund or the Investment Manager from any liability which the Fund or the Investment Manager may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the reasonable fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Fund or the Investment Manager, as the case may be, in connection with the defense of such Proceeding or the Fund or the Investment Manager shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them, which are different from, additional to or in conflict with those available to the Fund or the Investment Manager (in which case the Fund or the Investment Manager shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the Fund or the Investment Manager and paid as incurred (it being understood, however, that the Fund or the Investment Manager shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). Neither the Fund or the Investment Manager shall be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Fund, the Investment Manager or the Subadvisor, the Fund or the Investment Manager, as the case may be, agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if
          (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and
          (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

               (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Fund and the Investment Manager, and each of their respective shareholders, partners, managers, members, trustees, directors and officers, and any person who controls the Fund or the Investment Manager within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation), which, jointly or severally, the Fund or the Investment Manager or any such person may incur under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter to the Fund or the Investment Manager expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading (with respect to the Prospectus, in light of the circumstances under which they were made).

          If any Proceeding is brought against the Fund, the Investment Manager or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Fund, the Investment Manager or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Fund, the Investment Manager or any such person or otherwise. The Fund, the Investment Manager or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Fund, the Investment Manager or such person, as the case may be, unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them, which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Fund, the Investment Manager and any such person from and against any loss or liability by reason of such settlement.

          Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

               (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Investment Manager on the one hand and the Underwriters on the other hand from the offering of the APS or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Investment Manager on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Investment Manager on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering of the APS (net of underwriting discounts and commissions but before deducting expenses) received by the Fund and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the APS. The relative fault of the Fund and the Investment Manager on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Fund or the Investment Manager or by the

          Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

               (d) The Fund, the Investment Manager and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the fees and commissions received by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

               (e) The indemnity and contribution agreements contained in this
          Section 9 and the covenants, warranties and representations of the Fund contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Fund or the Investment Manager, its shareholders, partners, advisers, members, trustees, directors or officers or any person who controls the Fund or the Investment Manager within the meaning of
          Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the APS. The Fund, the Investment Manager and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Fund or the Investment Manager, against any of the Fund's or the Investment Manager's shareholders, partners, managers, members, trustees, directors or officers in connection with the issuance and sale of the APS, or in connection with the Registration Statement or Prospectus.

               (f) The Fund and the Investment Manager each acknowledge that the statements with respect to (1) the public offering of the APS as set forth on the cover page of and (2) stabilization and selling concessions and reallowances of selling concessions and payment of fees to Underwriters that meet certain minimum sales thresholds under the caption "Underwriting" in, the Prospectus constitute the only information furnished in writing to the Fund by the Underwriters expressly for use in such document. The Underwriters severally confirm that these statements are correct in all material respects and were so furnished by or on behalf of the Underwriters severally for use in the Prospectus.

               (g) Notwithstanding any other provisions in this Section 9, no party shall be entitled to indemnification or contribution under this Underwriting Agreement against any loss, claim, liability, expense or damage arising by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties in the performance of its duties hereunder. The parties hereto acknowledge that the foregoing provision shall be applicable solely as to matters arising under Section 17(i) of the Investment Company Act, and shall not be construed to impose any duties or obligations upon any such parties under this Agreement other than as specifically set forth herein (it being understood that the Underwriters have no duty hereunder to the Fund to perform any due diligence investigation).

          10. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention:
Syndicate Department, if to the Fund or the Investment Manager, shall be sufficient in all respects if delivered or sent to the Fund or the Investment Manager, as the case may be, at the offices of the Fund and the Investment Manager at Cohen & Steers Capital Management, Inc. at 757 Third Avenue, New York, New York 10017, Attention: Robert H. Steers, and if to the Subadvisor, at Chaussee de la Hupe 166, 1170 Brussels, Belgium, Attention: W. Joseph Houlihan.

          11. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

          12. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Fund and UBS Securities each consent to the jurisdiction of such courts and personal service with respect thereto. The Fund and UBS Securities hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS Securities LLC or any indemnified party. Each of UBS Securities LLC, the Fund (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Investment Manager (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Subadvisor (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Fund, the Investment Manager and the Subadvisor agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Fund, the Investment Manager and the Subadvisor, as the case may be, and may be enforced in any other courts in the jurisdiction of which the Fund, the Investment Manager and the Subadvisor, as the case may be, is or may be subject, by suit upon such judgment.

          13. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Fund, the Investment Manager and the Subadvisor and to the extent provided in Section 9 hereof the controlling persons, shareholders, partners, members, trustees, managers, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

          14. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

          15. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Fund, the Investment Manager, the Subadvisor, and any successor or assign of any substantial portion of the Fund's, the Investment Manager's, the Subadvisor's, or any of the Underwriters' respective businesses and/or assets.

          If the foregoing correctly sets forth the understanding among the Fund, the Investment Manager, the Subadvisor and the Underwriters, please so indicate in the space provided below, whereupon this letter and your acceptance shall constitute a binding agreement among the Fund, the Investment Manager, the Subadvisor and the Underwriters, severally.

                                        Very truly yours,

                                        COHEN & STEERS WORLDWIDE REALTY INCOME
                                        FUND, INC.


                                        ----------------------------------------
                                        By:
                                        Title:


                                        COHEN & STEERS CAPITAL MANAGEMENT, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        HOULIHAN ROVERS S.A.


                                        By:
                                            ------------------------------------
                                            Name: W. Joseph Houlihan
                                            Title: Director


                                        By:
                                            ------------------------------------
                                            Name: Gerios J. Rovers
                                            Title: Director

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A

UBS SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
DEUTSCHE BANK SECURITIES INC.
LEGG MASON WOOD WALKER, INCORPORATED

By: UBS SECURITIES LLC


---------------------------------------
By: Oscar Junquera
Title: Managing Director


---------------------------------------
By: Todd A. Reit
Title: Managing Director

                                   SCHEDULE A

                                                         Number of           Number of
                                                     Series [ ] APS to   Series [ ] APS to
Underwriters                                            be Purchased        be Purchased
--------------------------------------------------   -----------------   -----------------
UBS Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Deutsche Bank Securities Inc.

Legg Mason Wood Walker, Incorporated

   Total


                                  Schedule A-1

                                   SCHEDULE B

                        FORM OF OPINION OF FUND'S COUNSEL

          1. The Fund (A) has been duly incorporated and is validly existing and in good standing as a corporation under the law of the State of Maryland, with full corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement, and (B) is duly registered and qualified to conduct its business and is in good standing in the State of New York (which is the only jurisdiction identified by management of the Fund to us in which the Fund owns or leases property or operates or conducts its business);

          2. The statements made in the Prospectus under the caption "Description of APS", "The Auction" and "Description of Common Shares", insofar as they purport to constitute summaries of the terms of the Fund's preferred stock and common stock, constitute accurate summaries of the terms of such preferred stock and common stock in all material respects;

          3. All outstanding shares of capital stock of the Fund have been duly authorized and validly issued by the Fund, and are fully paid and nonassessable;

          4. The APS have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued by the Fund, fully paid and nonassessable. There are no preemptive rights under federal or New York State law or under the Maryland General Corporation Law to subscribe for or purchase shares of the Fund's capital stock. There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the issuance, voting or transfer of, any shares of the Fund's capital stock pursuant to the Fund's charter or by-laws or any agreement or other instrument filed or incorporated by reference as an exhibit to the Registration Statement;

          5. The form of the certificate for the APS conforms to the requirements of the Maryland General Corporation Law and the NYSE;

          6. The Registration Statement and all post-effective amendments, have become effective under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the Investment Company Act has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 497 of the Securities Act Rules and Regulations has been made in accordance with Rule 497;

          7. (A) The Underwriting Agreement and each of the Investment Management Agreement dated as of February 22, 2005 between the Fund and the Investment Manager (the "Investment Management Agreement"), the Administration Agreement between the Fund and the Investment Manager dated as of February 22, 2005 (the "Administration Agreement"), the Master Custodian Agreement among various investment companies advised by the Investment Manager and State Street Bank and Trust Company dated as of March 9, 2001 and effective with respect to the Fund pursuant to a letter agreement dated as of February 18, 2005 (the "Custodian Agreement"), the Administration Agreement among various investment companies advised by the Investment Manager and State Street Bank and Trust Company dated as of March 12, 2001 and effective with respect to Fund pursuant to a letter agreement dated as of February 18, 2005 (the "Sub-Administration Agreement"), the Stock Transfer Agency Agreement between the Fund and The Bank of New York dated as of March 10,


                                  Schedule B-1

2005 (the "Transfer Agent Agreement"), the Auction Agency Agreement between the Fund and The Bank of New York dated as of [_______], 2005 (the "Auction Agency Agreement") and the Letter of Representations between the Fund and the Depository Trust Company dated as of [_______], 2005 (the "DTC Notice"; collectively with the Investment Management Agreement, Administration Agreement, Custodian Agreement, Sub-Administration Agreement, Transfer Agent Agreement and Auction Agency Agreement, the "Fund Agreements") have each been duly authorized, executed and delivered by the Fund and (B) the Investment Management Agreement, assuming that the Investment Management Agreement is the valid and legally binding obligations of the other parties thereto, is a valid and legally binding agreement of the Fund, enforceable against the Fund in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing and except as the enforceability thereof may be limited by considerations of public policy;

          8. The issue and sale of the APS by the Fund and the compliance by the Fund with the provisions of the Underwriting Agreement and the Fund Agreements will not breach or result in a default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement, nor will such action violate the charter or by-laws of the Fund or any federal or New York State statute or any rule or regulation thereunder or the Maryland General Corporation Law or any order known to us that has been issued pursuant to any federal or New York State statute or the Maryland General Corporation Law by any New York State or Maryland court or governmental agency or body having jurisdiction over the Fund or any of its properties;

          9. No consent, approval, authorization, order, registration, filing or qualification of or with any federal or New York State governmental agency or body or any Maryland governmental agency or body acting pursuant to the Maryland General Corporation Law or, to our knowledge, any federal or New York State court or any Maryland court acting pursuant to the Maryland General Corporation Law is required for the issuance and sale of the APS by the Fund and the compliance by the Fund with all of the provisions of the Underwriting Agreement and the Fund Agreements, except for the registration with the Commission under the Investment Company Act of the Fund as an investment company which has occurred and the registration of the APS under the Securities Act and under the Investment Company Act pursuant to the Registration Statement and under the Securities Exchange Act of 1934, as amended, pursuant to the Fund's Registration Statement on Form 8-A, both of which have been filed and have become effective, and such consents, approvals, authorizations, registrations, filings or qualifications as have been made or as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the APS by the Underwriters;

          10. To our knowledge, (A) other than as described or contemplated in the Registration Statement or Prospectus, there are no legal or governmental proceedings pending or threatened against the Fund, or to which the Fund or any of its properties is subject and (B) there are no agreements, contracts, indentures, leases or other instruments, which are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

          11. The statements made in the Prospectus under the caption "Management of the Fund," "Description of APS", "The Auction" and "Description of Common Shares," insofar as they purport to constitute summaries of contracts and other documents, constitute accurate summaries of the terms of such contracts and other documents in all material respects;


                                  Schedule B-2

          12. The statements made in the Prospectus under the caption "Taxation" insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects;

          13. The statements made in Part C of the Registration Statement under
Item 29 (Indemnification), insofar as they purport to constitute summaries of the terms of the Maryland General Corporation Law or any federal statutes, rules and regulations thereunder or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations or contracts and other documents in all material respects;

          14. Each of the Fund Agreements complies as to form with all applicable provisions of the Investment Company Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act") and the rules and regulations under the Investment Company Act and the Adviser's Act;

          15. The Fund is duly registered with the Commission under the Investment Company Act and the rules and regulations under the Investment Company Act (the "Investment Company Act Rules and Regulations") as a closed-end, non-diversified management investment company and, to our knowledge, no order of suspension or revocation of such registration under the Investment Company Act and the Investment Company Act Rules and Regulations has been issued or proceedings therefor initiated or threatened by the Commission; the provisions of the charter and by-laws do not violate the provisions of the Investment Company Act or the Investment Company Act Rules and Regulations; and the investment policies and restrictions described in the Registration Statement and the Prospectus under the captions "Investment objectives and policies", "Principal risks of the Fund", "Additional risk considerations" and "Investment Restrictions" (in the Prospectus and the statement of additional information incorporated by reference therein) comply in all material respects with the requirements of the Investment Company Act and the applicable Investment Company Act Rules and Regulations; and

          16. To our knowledge, except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and we do not know of any commitment, plan or arrangement to issue (other than in connection with the reinvestment of dividends) any shares of capital stock of the Fund or any security convertible into or exchangeable or exercisable for shares of capital stock of the Fund or to otherwise register such securities for sale.

          Insofar as the opinions expressed herein relate to or are dependent upon matters governed by the law of the State of Maryland, we have relied upon the opinion of Venable LLP.

          We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or the Prospectus and take no responsibility therefor, except as and to the extent set forth in paragraphs 2, 11, 12 and 13 above. In the course of the preparation by the Fund of the Registration Statement and the Prospectus, we participated in conferences with certain officers and employees of the Fund, the Investment Manager, representatives of PricewaterhouseCoopers LLP, counsel to the Investment Manager and your representatives and counsel. Based upon our review of the Registration Statement and the Prospectus, our investigations made in connection with the preparation of the Registration Statement and the Prospectus and our participation in the conferences referred to above, (i) we advise you that the Registration Statement, as of its effective date, the Prospectus, as of its date, appeared, on its face, to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the Investment Company Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion with respect to the financial statements or other financial data contained in the Registration Statement or the Prospectus, and (ii) nothing has come to our attention that causes us to believe that the Registration Statement, at the time the Registration Statement became effective, contained any untrue statement of a


                                  Schedule B-3
material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus as of its date or as of the closing date contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements or other financial data contained or omitted from the Registration Statement or the Prospectus.


                                  Schedule B-4

                                   SCHEDULE C

                       FORM OF OPINION OF INTERNAL COUNSEL
                REGARDING COHEN & STEERS CAPITAL MANAGEMENT, INC.

          1. The Investment Manager (A) has been duly incorporated and is validly existing as a corporation under the laws of the State of New York with full corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus and (B) is duly registered and qualified to conduct its business and is in good standing in the State of New York (which is the only jurisdiction in which the Investment Manager owns or leases property or operates or conducts its business);

          2. Each of the Investment Manager and the Subadvisor is duly registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and is not prohibited by the Advisers Act, the rules and regulations under the Advisers Act (the "Advisers Act Rules and Regulations"), the Investment Company Act, or the rules and regulations under the Investment Company Act from acting under the Investment Management Agreement dated as of February 22, 2005 between the Fund and the Investment Manager (the "Investment Management Agreement"), and the Administration Agreement dated as of February 22, 2005 between the Fund and the Investment Manager (the "Administration Agreement") as contemplated by the Prospectus; and to my knowledge, no order of suspension or revocation of such registration under the Advisers Act and the Advisers Act Rules and Regulations has been issued and no proceedings for that purpose are pending before or threatened by the Commission;

          3. Each of this Agreement, the Investment Management Agreement, and the Administration Agreement has been duly authorized, executed and delivered by the Investment Manager and assuming that each is the valid and legally binding agreement of the other parties thereto, each is a valid and legally binding agreement of the Investment Manager, enforceable against the Investment Manager in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

          4. Neither the execution, delivery or performance of the Underwriting Agreement, the Investment Management Agreement, the Sub-Advisory Agreement or the Administration Agreement by the Investment Manager, or compliance by the Investment Manager with the provisions of the Underwriting Agreement, the Investment Management Agreement, the Sub-Advisory Agreement or the Administration Agreement, nor consummation by the Investment Manager of the transactions contemplated hereby and thereby will breach or result in a default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Investment Manager pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Investment Manager is a party or by which its properties are bound except where breach or default would not reasonably be expected to have a material adverse effect on the ability of the Investment Manager to perform its obligations under the Underwriting Agreement, the Investment Management Agreement, the Sub-Advisory Agreement or the Administration Agreement, nor will such action violate the charter or by-laws of the Investment Manager or any federal or New York statute or any rules or regulations thereunder or order known to me issued pursuant to any federal or New York statute by any court or governmental agency or body having jurisdiction over the Investment Manager or any of its properties;


                                  Schedule C-1

          5. Neither the execution, delivery or performance of the Underwriting Agreement or the Sub-Advisory Agreement by the Subadvisor, or compliance by the Subadvisor with the provisions of the Underwriting Agreement or the Sub-Advisory Agreement, nor consummation by the Subadvisor of the transactions contemplated hereby, will violate the charter or by-laws of the Subadvisor or any federal or New York statute or any rules or regulations thereunder or order known to me issued pursuant to any federal or New York statute by any court or governmental agency or body having jurisdiction over the Subadvisor or any of its properties;

          6. No consent, approval, authorization, order, registration, filing or qualification of or with any federal or New York governmental agency or body or, to my knowledge, any federal or New York court is required on the part of the Investment Manager and the Subadvisor for the execution, delivery and performance by the Investment Manager and the Subadvisor of the Underwriting Agreement, the Investment Management Agreement, the Sub-Advisory Agreement or the Administration Agreement, except such consents, approvals, authorizations, orders, registrations, filings or qualifications as have been obtained or made prior to the date hereof;

          7. To the best of my knowledge, no person is serving as an officer, director or investment manager of the Fund except in accordance with the Investment Company Act and the Rules and Regulations and the Advisers Act and the Advisers Act Rules and Regulations. Except as disclosed in the Registration Statement and Prospectus (or any amendment or supplement to either of them), to the best of my knowledge, no director of the Fund is an "interested person" (as defined in the Investment Company Act) of the Fund or an "affiliated person" (as defined in the Investment Company Act) of an Underwriter listed on Schedule A to the Underwriting Agreement; and

          8. To my knowledge, there are no legal or governmental proceedings pending or threatened against the Investment Manager, or to which the Investment Manager or any of its properties is subject, which are required to be described in the Registration Statement or Prospectus that are not described as required or which may reasonably be expected to involve a prospective material adverse change in the ability of the Investment Manager to perform its obligations under the Underwriting Agreement, the Investment Management Agreement or the Administration Agreement.

               I have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or the Prospectus and take no responsibility therefor. In the course of the preparation by the Fund of the Registration Statement and the Prospectus, I participated in conferences with certain officers and employees of the Fund and the Investment Manager, with representatives of PricewaterhouseCoopers LLP and with counsel to the Fund. Based upon my examination of the Registration Statement and the Prospectus, my investigations made in connection with the preparation of the Registration Statement and the Prospectus and my participation in the conferences referred to above, I have no reason to believe that the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus as of _______, 2005 contained, or as of the date hereof contains, any untrue statement of material fact or as of _______, 2005 omitted or as of the date hereof omits, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except I express no belief with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement or the Prospectus.


                                  Schedule C-2

                                   SCHEDULE D

                       FORM OF OPINION OF BELGIUM COUNSEL
                             TO HOULIHAN ROVERS S.A.

     (i) The Subadvisor has been duly organized and is validly existing as a limited liability company in good standing under the laws of Belgium.

     (ii) The Subadvisor has full power and authority to own, lease and operate its properties and to conduct its business as described in pages ___ of the Prospectus and pages ___ of the Statement of Additional Information to enter into and perform its obligations under the Underwriting Agreement and to enter into and perform its obligations under the Sub-Advisory Agreement.

     (iii) The Subadvisor is duly qualified in the Kingdom of Belgium and through EU notification of the free provision of services in Denmark, Ireland, Italy, Luxembourg, Netherlands and Germany to transact business and is in good standing in each other European jurisdiction in which it conducts business and where such qualification is required.

     (iv) The Underwriting Agreement and the Sub-Advisory Agreement have been duly authorized and executed by the Subadvisor.

     (v) To our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Subadvisor is a party, or to which the property of the Subadvisor is subject, before or brought by any Belgium court or governmental agency or body, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, in the earnings, business affairs or business prospects of the Subadvisor, materially and adversely affect the properties or assets of the Subadvisor or materially impair or adversely affect the ability of the Subadvisor to function as an investment adviser or perform its obligations under the Sub-Advisory Agreement.

     (vi) To our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     (vii) The Subadvisor is not in violation of its organizational documents and no default by the Subadvisor exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Subadvisor is a party.

     (viii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency of the Kingdom of Belgium is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement and the Sub-Advisory Agreement other than those that have been obtained.

     (ix) The execution, delivery and performance of the Underwriting Agreement and the Sub-Advisory Agreement and the consummation of the transactions contemplated in the Underwriting Agreement, the Sub-Advisory Agreement and in the Registration Statement and compliance by the Subadvisor with its obligations under the Underwriting Agreement and the Sub-Advisory Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the


                                  Schedule D-1
creation or imposition of any lien, charge or encumbrance upon any property or assets of the Subadvisor pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Subadvisor is a party or by which it may be bound, or to which any of the property or assets of the Subadvisor is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the Subadvisor), nor will such action result in any violation of the provisions of the Articles of Incorporation of the Subadvisor, or any applicable Belgium law, statute, rule, regulation, judgment, order or decree.

     While we have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement and the Prospectus on the basis of such participation and review, nothing has come to our attention that would lead us to believe that the sections entitled "Prospectus Summary--Investment Objectives and Policies" (to the extent that it covers a description of the Subadvisor, the Sub-Advisory Agreement and the Subadvisor's duties), "Prospectus Summary--Investment Manager and Subadvisor," "Management of the Fund--Subadvisor" and "Management of the Fund--Sub-Advisory Agreement" in the Prospectus and "Management of the Fund--Board's Role in Fund Governance--Approval of the Investment Management Agreement and Sub-Advisory Agreement" and "Investment Advisory and Other Services--The Subadvisor" in the Statement of Additional Information, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or at the time the Prospectus was issued, or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


                                  Schedule D-2

                                   SCHEDULE E

                         FORM OF INDEPENDENT REGISTERED
                     PUBLIC ACCOUNTING FIRM'S COMFORT LETTER

                                 [To be agreed]


                                  Schedule E-1